Note 6 - Income Taxes - Significant Components of Consolidated Deferred Tax Assets (Details) - USD ($)	Mar. 31, 2016	Mar. 31, 2015
Deferred tax liabilities:
Depreciation	$ (871,665)	$ (1,231,047)
Total deferred tax liabilities	(871,665)	(1,231,047)
Deferred tax assets:
Inventory capitalization	179,956	201,094
LIFO Inventory	783,645	783,645
Postretirement benefits other than pensions	267,104	370,562
Other	49,462	63,104
Total deferred tax assets	1,280,167	1,418,405
Net deferred tax asset	$ 408,502	$ 187,358